STATE OF NORTH CAROLINA
GUILFORD COUNTY
                                   LEASE



         THIS   LEASE    is   made   as  of  this  1st  day of  November,  1997,
between GREENSTAR, L.L.C., a Virginia limited liability company ("Landlord"), and THE COLONIAL GROUP ("Tenant"):

         THAT Landlord hereby leases to Tenant and Tenant hereby takes and accepts the premises ("Premises"), consisting of 6,567 rentable square feet (5,970 usable square feet) commonly known as Suite 400 and outlined in red color on the drawing attached hereto and made a part hereof as Exhibit A, located in the building ("Building") commonly known as 4411 West Market Street, Greensboro, North Carolina, in and shown on the plat attached hereto and made a part hereof as Exhibit B, which Building is located on that certain parcel of real estate ("Site") also described in Exhibit B, for the term of three (3) years ("Term") unless sooner terminated as provided herein, commencing on November 1, 1997 and ending at 11:59 P.M. (local time at the Premises) October 31, 2000, with two (2) one-year renewal options which may be exercised by Tenant by giving written notice to Landlord sixty (60) days prior to the expiration of the term immediately preceding the subject renewal period. The Premises are to be occupied and used by Tenant for general office purposes and for no other purpose, subject to the terms and provisions herein set forth.

         IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE:

         1. Rent. Tenant shall pay as Base Rent for the entire lease term to Landlord or to such other person or at such other place as Landlord may direct in writing, the sum of $11.50 per rentable square foot totaling $75,520.50 annually, payable in equal monthly installments of $6,293.38 in advance on or before the first day of each calendar month of the Term, except that Tenant shall pay the first such monthly installment upon the execution hereof subject to adjustment as hereinafter set forth. The Annual Base Rent is $75,520.50. All such rent shall be paid without demand and without any set-off or deduction whatsoever. Unpaid rent shall bear interest at the rate set forth in Section 30(f) from ten (10) days after the date due until paid. Subject to the further provisions of Section 28 hereof Tenant agrees to deposit with Landlord, upon execution of this Lease, a security deposit in the amount of $6,293.38 for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease.

         2.       Base Rent  Adjustment.  The Base Rent shall   be  adjusted  in
accordance with the provisions of this Section 2. "Tenant's Proportion" for all purposes hereof shall be 13.76%.

                  (a) Taxes. In the event that the amount of Taxes (as defined below) attributable to any calendar year during the Term shall be greater than the Taxes on the Building for the base year of 1997, then Tenant shall pay to Landlord, as additional rent, an amount equal to Tenant's Proportion of the amount by which Taxes for such calendar year exceed the Taxes for the base year of 1997. The amount of Taxes attributable to a calendar year shall be the amount payable during any such calendar year, even though the assessment for such Taxes may be for a different year. The amount to be paid as Tenant's Proportion of the Taxes during the first and last calendar years in which any portion of the Term falls shall be prorated per diem so that Tenant is liable only for Tenant's Proportion of so much of such Taxes as that portion of the Term which falls within such calendar years bears to a full calendar year.

                  The term "Taxes" hall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or many other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes and other ad valorem taxes), which may now or hereinafter be levied or assessed upon the Site and/or upon the Building. In case of special Taxes which may be payable in installments, only the amount of each installment paid during a calendar year shall be included in Taxes for that calendar year.

                  After receipt of the final tax bill or bills for each calendar year during the Term, Landlord will furnish to Tenant a statement showing the following:

         (i)      Taxes for said calendar year;

         (ii) The amount of retroactive rent adjustment for Taxes to be paid promptly by Tenant to Landlord upon receipt of such statement to be credited to Tenant for said calendar year;

         (iii) The amount of additional rent to be paid on account of the rent adjustment for Taxes (based on the last tax bill received) to be paid during the then current calendar year and thereafter until receipt of a new statement containing a rent adjustment for Taxes;

                  The amount of additional rent to be paid on account of the rent adjustment for Taxes to be paid during the then current calendar year and thereafter shall be paid in equal monthly installments on the first day of each calendar month during said period in the same manner as provided for Base Rent.

                  (b) Consumer Price Index. In the event that the CPI (as defined below) for any calendar year during the Term shall be greater than the CPI for the preceding calendar year then Tenant shall pay Landlord, as additional rent, for such succeeding calendar year, the Annual Base Rent
(including all additional rent to be paid on account of previous rent adjustments for CPI) multiplied by the percentage of increase by which the CPI in such succeeding calendar year(s) exceeds the CPI for the next preceding calendar year. The amount to be paid as Tenant's Proportion of the CPI increase during the first and last calendar years in which any portion of the Term falls shall be prorated per diem so that Tenant is liable only for Tenant's Proportion of so much of such CPI increase as that portion of the Term which falls within such calendar years bears to a full calendar year. The CPI adjustment for year two (2) of the Lease Term shall be based on a base rent of $12.00 per rentable square foot.

                  The term "CPI" means the Consumer Price Index - U.S. City Averages for All Urban Consumers - All Items (1982-84=100), of the United States Bureau of Labor Statistics. The CPI for any calendar year shall be determined by averaging the monthly All Items indices for that calendar year.

                  If the Bureau of Labor Statistics revises the manner in which such CPI is determined, Landlord may adjust the revised index to produce results equivalent, as nearly as possible, to those which would have been obtained if the CPI had not been so revised. If the 1982-84 average shall no longer be used as an index of 100, such change shall constitute a revision.

                  If the CPI shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor, a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available then a comparable index published by a major bank or other financial institution.

                  Promptly after the expiration of each calendar year during the Term, Landlord will furnish to Tenant a statement showing the following:

         (1)      The CPI for said expired calendar year;

         (ii) The CPI for the calendar year preceding said expired calendar year;

         (iii)    The  amount  of rent  adjustment for CPI  then due and payable
                  to Landlord or to  be  credited to Tenant   for   said expired
                  calendar year;

         (iv) The amount of additional rent to be paid on account of the rent adjustment for CPI (based on the CPI for the preceding calendar year) to be paid during the then current calendar year and thereafter until receipt of new statement containing a rent adjustment for CPI.

                  The additional rent to be paid on account of the rent adjustment for CPI to be paid during the then current calendar year and thereafter shall be paid in equal monthly installments on the first day of each calendar month during said period in the same manner as provided for Base Rent. Notwithstanding anything contained herein, Tenant shall not be liable for any rent adjustment for CPI in excess of four percent (4%) during each year of the Term hereof.

                  (c) Examination of Books, Prorations, Part Payments and Penalties. Tenant or its representative at Tenant's expense shall have the right to examine Landlord's books and records with respect to the items in the foregoing statement of Expenses and Taxes during normal business hours at any time within ten (10) days following the furnishing by Landlord to Tenant of any such statement. Unless Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statements, such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, nonetheless shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement, provided however that in the event such examination determines to the reasonable satisfaction of Landlord, based on generally accepted accounting principles that such Expenses, Taxes and/or CPI were overstated, Landlord shall promptly reimburse Tenant for any over-payment and Tenant's rent adjustment shall be re-adjusted to reflect the correct amount.

                  If the Term commences on any day other than the first day of January, or if the Term ends on any day other than the last day of December, any payment due to Landlord by reason of any increase in Taxes, Expenses or CPI shall be prorated, and Tenant shall pay any amount due to Landlord within (30) days after being billed therefore. This covenant shall survive the expiration or termination of the Lease.

                  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Base Rent (including rent adjustments) and/or additional rents and/or any other monies payable hereunder shall be deemed to be other than on account of the earliest of such due and payable hereunder; nor shall any notice or statement of conditions accompanying any check or payment due hereunder be deemed an accord and satisfaction and Landlord may accept any such payment without prejudice to Landlord's right to recover the balance of all amounts due and owing hereunder or to pursue any other remedy provided for in this Lease and/or at law or in equity.

                  Notwithstanding any of the other rights of landlord hereunder, in the event any rent, additional rent or other monies payable hereunder remain unpaid ten (10) days after the date the same was due and payable Landlord, at its option, may make a service charge in the amount of five percent (5%) of any such delinquent payments or twenty-five dollars ($25.00) whichever is greater. Such service charge shall be paid promptly on demand.

         3.       Services.  Landlord covenants and agrees that it will furnish:

                  (a) heat and/or air conditioning to maintain the Premises at a reasonably comfortable temperature;

                  (b)  during the times  specified  in  subparagraph  (a) above, electricity for lighting purposes and the operation of ordinary office appliances and one standard reproduction machine, excluding, however, computers, additional reproduction machines, and all other equipment requiring heavier than the normal office use of electricity;

                  (c)  water for domestic  purposes only  (not process use)   in
keeping with the  permitted  uses of the Premises;

                  (d)  elevator service;

                  (e) janitor and cleaning services Monday through Friday of each week, except holidays recognized by the U.S. Government, it being understood and agreed, however, that Landlord shall not be liable in any way for any damage or inconvenience caused by the cessation or interruption of such heating, air conditioning, electricity, elevator, or janitor or cleaning service occasioned by fire, accident, strikes, break-down, necessary maintenance, alterations, or repairs, replacements, conduct of other tenants, requirements of a public authority or causes beyond Landlord's control. Landlord's cleaning service shall include emptying of normal office trashcans and disposing of their contents. Tenant shall dispose of all other refuse, boxes, cans, books, abandoned furniture and all other large, unusual or heavy items at Tenant's sole cost and expense and shall not permit the accumulation thereof in the Premises or elsewhere in the Building or Site. It is understood that employees of Landlord are prohibited as such from receiving any packages other articles delivered to the Building for Tenant and that should any such employee receive any such packages or articles he or she in doing so shall be the agent of Tenant and not of Landlord;

                  (f) in the event that Tenant desires to utilize any of Landlord's services specified in this Section 3 beyond the hours of permitted use, Tenant shall, prior to such use, request permission from Landlord and obtain, in writing, signed by Landlord and Tenant, an agreement specifying the charge for such use to be paid by Tenant to Landlord and the time of such payment. In the event that Tenant makes any such use without such request and mutual agreement, then, and in such event, Tenant covenants and agrees to pay to Landlord for such use an amount reasonably determined by Landlord, upon demand; and

                  (g) for computers and all other equipment requiring heavier than the normal office use of electricity, Tenant shall separately meter (or submeter, if approved by Landlord in writing), at its expense, the electricity serving such equipment and shall pay, upon demand, all costs to Landlord for such utility consumption, or, in the alternative, Tenant shall, prior to utilizing any such equipment, enter into a written agreement with Landlord specifying the charge for such use to be paid by Tenant to Landlord, the time of such payment and the method of determining increases from time to time as rates change or such use by Tenant is changed. In the event that Tenant makes any such use without such request and mutual agreement, then, and in such event, Tenant covenants and agrees to pay to Landlord for such in an amount determined by Landlord's selected engineer, upon demand. Tenant shall be responsible for all repairs, maintenance, replacements and service to all equipment serving Tenant's computers and other special equipment including without limitation, HVAC equipment. Tenant covenants to pay for its electrical consumption referred to in this subsection (f), in a timely fashion, which covenant shall survive the expiration or earlier termination of this Lease as hereinafter provided.

         4. Condition of Premises. Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession, that for Landlord shall renovate elevator lobby area with finishes consistent with the second and third floor lobby areas. Landlord agrees to construct a fire corridor as shown on the attached plan, and further shall finish all walls created by said hallway with appropriate finishes. The existing conference room will be repaired and finished as needed. Tenant accepts all other areas "as is." Landlord warrants that the roof is in good condition. Landlord agrees to clean all carpets, and repair electrical outlets and lights in the Premises as needed.

         5. Failure to Give Possession. If Landlord shall be unable to give possession of the Premises on the date of the commencement of the term hereof by reason of any of the following: (i) labor disputes and/or material shortages (ii) Force Majeure or Acts of God (iii) the hold over or retention of possession of any tenant, tenants, or occupants; or (iv) for any other reason, beyond Landlord's reasonable control, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term hereof shall affect the validity of this Lease or the obligation of Tenant hereunder. At the option of Landlord to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the term shall be extended by the period of time possession is delayed. If the Premises are ready for occupancy prior to the date of the commencement of the term hereof and Tenant occupies the Premises prior to said date, Tenant shall pay rental for the period of occupancy prior to the date of the commencement of the term hereof at a rate proportional to the rent reserved herein. The Premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustment remain to be done in the Premises or any part thereof, or if the delay in the availability of the Premises for occupancy shall be due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of Tenant and/or its subtenant or subtenants. Tenant shall be allowed to install a telephone system and computer network lines two weeks prior to the commencement of this Lease. In the event of any dispute as to whether the Premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on the parties.

         6. Use of Premises. Tenant shall occupy and use the Premises during the term for the purposes above specified and none other. Tenant will not make or permit to be made any use of the Premises which, directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to persons or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building, the Site or covering their operations. Tenant shall not do, or permit to be done, any act or thing upon the Premises the Building or the Site which will be in conflict with fire insurance policies covering the Building or the Site of which the Premises form a part. Tenant, at its sole expense shall comply with all rules, regulations, or requirements of the local Inspection and Rating Bureau, or any other similar body, and shall not do, or permit anything to be done upon said Premises, or bring or keep anything thereon in violation of rules, regulations, or requirements of the Fire Department, local Inspection and Rating Bureau, Fire Insurance Rating Organization or other public or quasi public authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of property insurance applicable to the Building.
         7. Rules and Regulations. Tenant agrees to abide by the rules and regulations attached hereto and made a part hereof as Exhibit C.

                  In addition to all other liabilities for breach of any covenant of Section 6 or this Section 7, Tenant shall be liable for and pay to Landlord all damages caused by such breach and shall also pay to Landlord as additional rent an amount equal to any increase in insurance premium or premiums caused by such breach. Any violation of Section 6 or this Section 7 may be restrained by injunction. Landlord shall have the right to make such other reasonable rules and regulations as Landlord or its agent may from time to time adopt on such reasonable notice to be given as Landlord may elect. Nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce provisions of this Section 7 or any rules and regulations hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violations of the same by any other tenant, its servants, employees, agents, visitors or licensees.

         8. Common Areas. Tenant shall have the right together with other tenants and occupants and invitees to the non-exclusive use of the sidewalks, driveways, stairways, halls, lobbies, elevators and passages, in the Building and on the Site ("Common Areas") for reasonable ingress to and egress from the Premises, and for no other purpose, subject to the other provisions of this Lease including, without limitation, the Rules and Regulations in Exhibit C.

                  The Common Areas and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and Site and the tenants.

                  Landlord reserves the right to use any portion of the Common Areas from time to time and/or to deny access to the same temporarily in order to repair, maintain or restore such facilities or to construct improvements under, over, along, across and upon the same and to relocate such Common Areas, for the benefit of the Building, the Site, and other tenants.

         9. Parking. Subject to the other provisions of this Lease, Tenant shall have free non-exclusive use of parking facilities, driveways and islands for Tenant, Tenant's employees, Tenant's business invitees and Tenant's agents. Such areas for non-exclusive parking spaces shall serve all tenants, their employees, business invitees and agents; however, Landlord in no respect guarantees that a specified number of spaces will in fact be available at any one time for Tenant. Tenant shall, upon written notice from Landlord, within five (5) days, furnish Landlord, or its authorized agent, the state motor vehicle license number assigned to each of its motor vehicles to be parked on the Site and the motor vehicles of all of its employees employed in the Premises. Tenant shall not at any time park any trucks or any delivery vehicles in the parking areas or driveways, except as specifically designated by Landlord from time to time, and shall confine all truck parking, loading and unloading to times and locations specifically designated by Landlord from time to time. Tenant shall require all trucks servicing Tenant to be promptly loaded or unloaded and removed from the Site. Landlord hereby reserves the exclusive right with respect to the use of parking facilities, roadways, sidewalks, driveways, islands and walkways for advertising purposes. Tenant covenants and agrees to enforce the provisions of this Lease against Tenant's employees and business invitees. Landlord may from time to time circulate free parking stickers for the purpose of identifying motor vehicles of Tenant and Tenant's employees and/or circulate free validation tickets for the purpose of identifying Tenant's business invitees. Landlord shall have the right, but not the obligation: (a) to police said parking facilities, (b) to provide parking attendants, (c) to cause unauthorized and/or unstickered motor vehicles to be towed away at the sole risk and expense of the owner of such motor vehicles, (d) to provide for such exclusive use as Landlord may determine from time to time, for the exclusive use of the handicapped, and/or for the exclusive use of visitors, (e) to use any portion of the parking facilities from time to time and/or to deny access to the same temporarily in order to repair, maintain or restore such facilities or to construct improvements under, over, along, across and upon the same for the benefit of the Site and to grant easements therein to public and quasi public authorities and (f) to adopt and modify from time to time Rules and Regulations for parking and vehicular ingress, egress, speed, no parking, no standing, and for times and places for move-in, move-out and deliveries.

         10. Care and Maintenance. Subject to the provisions of Section 13, Tenant shall, at Tenant's own expense, keep the Premises in good condition and shall pay for the repair of any damages caused by Tenant, its agents, employees or invitees or the successors or assigns of any of them during the Lease term. Tenant shall pay Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work in the Premises are not made during ordinary business hours at Tenant's request.

         11. Alterations. Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additions to the
Premises or do any nailing, boring or screwing into the ceilings, walls or floors (hereinafter in this Section 11, the "Alterations") without Landlord's prior written consent in each and every instance. Unless otherwise agreed by Landlord and Tenant in writing, the work on all such Alterations shall be performed either by or under the direction of Landlord, but at the cost of Tenant. Landlord's decision to refuse such consent shall be conclusive. However, Tenant shall be allowed to hang pictures and attach shelving to walls without Landlord's approval. If Landlord consents to such Alterations Tenant shall furnish to Landlord for approval before commencement of the work or delivery of any materials onto the Premises or into the Building, the following:

                  (a)      all plans and specifications;

                  (b)      names and addresses of all contractors;

                  (c)      copies of all contracts;

                  (d)      all necessary permits;

                  (e) an indemnification in form and amount satisfactory to Landlord and certificates of insurance from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with such Alterations.

                  Whether Tenant furnishes Landlord the foregoing or not, Tenant hereby agrees to hold Landlord, its partners if any, and their respective agents and employees forever harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations. Any mechanic's lien filed against the Premises, the Building or the Site, for work or materials claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense. Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements and with all ordinances and regulations of any pertinent public authority. All Alterations shall be constructed in a good and workmanlike manner and good grades of materials shall be used.

                  All Alterations, upon the Premises, made by either party, including, without limitation, all paneling, decorations, partitions, railings, mezzanine floors, carpets, galleries, heating, air conditioning, plumbing, electrical machinery and equipment, and the like, shall, unless Landlord otherwise elects, which election shall be made by giving a notice in writing not less than three (3) days prior to the expiration or other termination of this Lease, become the property of Landlord and shall remain upon and be surrendered with said Premises as a part thereof at the end of the term hereof. Furniture and movable trade fixtures, which are installed by Tenant at its expense, except for those referred to above, shall remain its property and may be removed at any time, prior to the termination of the Term provided Tenant is not then in default and further provided Tenant promptly repairs any damage caused by such removal. Any such trade fixtures which Tenant has the right to remove under the foregoing provisions, or personal property belonging to Tenant or to any invitee, assignee or subtenant, if not removed prior to such termination, shall be deemed abandoned and if Landlord so elects become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove any fixtures or property from the Premises and store them at Tenant's sole risk and expense or dispose of them in any manner including the sale, scrapping or destruction thereof and to the extent permitted by law Tenant waives all claims against Landlord therefor. Tenant shall repair and restore, and save Landlord forever harmless from any and all damage to the Premises caused by such removal, whether by Tenant or by Landlord.

         12. Access to Premises. Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises. Landlord or Landlord's agents shall have the right to enter upon the Premises, to inspect the same, to perform janitorial and cleaning services and to make such repairs or alterations to the Premises (hereinafter in this Section 12 the "Cleaning or Alterations") or the Building as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate (except as provided in Section 13) while said Cleaning or Alterations, are being made, by reason of loss or interruption of business of Tenant, or otherwise. If Tenant shall not be personally present to open and permit an entry into said Premises, at any time, when for any reason an entry therein shall be necessary or permissible, to the extent permitted by law Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or locations of entrances or passageways, doors and doorways, and corridors, elevators, toilets, other Common Areas, and parking areas. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

         13. Untenantability. If the Premises or the Building are made untenantable by fire or other casualty, Landlord may elect:

                  (a) to terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty (60) days after that date, or

                  (b) proceed with all due diligence to repair, restore or rehabilitate the Building and the Premises at Landlord's expense, in which latter event this Lease shall not terminate.

                  In the event the Lease is not terminated pursuant to this provision, rent shall abate on a per diem basis during the period of untenantability. In the event of the termination of this Lease pursuant to this
Section 13, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. In the event that the Premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the term hereof, proceed with all due diligence to repair and restore the Premises and the rent shall abate in proportion to the untenantability of the Premises during the period of restoration. If a portion of the Premises are made untenantable as aforesaid during the last year of the term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within thirty (30) days after the date of fire or other casualty, in which event the rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

         14.      Insurance.  Tenant shall maintain on the Premises:

                  (a) Commercial General liability and property damage insurance during the entire term hereof covering both Tenant and Landlord as insureds with terms and in companies satisfactory to Landlord with limits of not less than $500,000 for personal injury and $1,000,000 combined single limit for both bodily injury and property damage.

                  (b) Insurance against fire, sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all of Tenant's property of every kind and character in the Premises, Building and on the Site including without limitation all additions, improvements and alterations to the Premises and of all office furniture, trade fixtures, office equipment, inventory and merchandise in the Premises.

                  (c) Broad form theft insurance insuring all items of Tenant's property and all other property located in the Premises.

                  Tenant shall, prior to the commencement of the term, and during the term, ___ days prior to the expiration of the policies of insurance, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least 30 days prior written notice to Landlord and Tenant.

                  Anything herein to the contrary notwithstanding and regardless of the inadequacy of any insurance coverage herein required, it is understood and agreed that Landlord except as prohibited by law, shall not be responsible for loss of, damage to, or destruction of any of Tenant's property under any circumstances whatsoever, including Landlord's negligence it being understood that Tenant shall be responsible for providing adequate insurance to cover all such loss, damage or destruction.

         15. Subrogation. The parties hereto agree to use their best efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried pursuant to Section 14 hereof endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive prior to a loss any or all right of recovery against any party for loss occurring to the property described herein". Each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

         16. Eminent Domain. If the Building, or a substantial part of the Premises, shall be taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. If any part of the Building, other than the Premises or any part of the Building not constituting a substantial part of the Premises, or any part of this Site shall be so taken or condemned, or if the grade of any street or alley adjacent to the Site is changed by any public authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than ninety
(90) days' notice prior to the date of cancellation designated in the notice or to relocate Tenant pursuant to Section 27 hereof. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the change of grade.

         17.      Assignment-Subletting.

                  (a) Tenant shall not, without Landlord's prior written consent which shall not be unreasonably withheld, conditioned or delayed: (i) assign, hypothecate, mortgage, encumber, or convey this Lease or any interest under it; (ii) allow any transfer thereof of any lien upon Tenant's interest by operation of law; (iii) sublet the Premises in whole or in part. A transfer of a controlling interest in Tenant shall be deemed an assignment of this Lease. Prior to any sublease or assignment, Tenant shall first notify Landlord in writing of its election to sublease all or a portion of the Premises or to assign this Lease or any interest thereunder, such notice to include a copy of the proposed sublease or assignment. At anytime within fifteen (15) days after service of said notice, Landlord shall notify Tenant that:

                           (1)     it consents to the sublease or assignment; or

                           (2)     it  refuses  to  consent to the sublease   or
assignment, and a failure to respond within said time period shall be deemed a refusal; or

                           (3)     with respect to  a proposed  sublease of  the
entire Premises or an assignment of this Lease, that it cancels the Lease effective as of the beginning of the proposed sublease term o r as of the effective date of such proposed assignment; or

                           (4)     with respect to the proposed sublease of part
of the Premises that, effective as of the beginning of the sublease term, it amends the Lease to reduce the Premises by the portion of the Premises proposed to be sublet and further appropriately amends the Lease because of the reduction of the Premises. Under no circumstances shall Landlord be required to pay for any alterations to the Premises and Landlord may require a reasonable cash security deposit to cover the costs of restoration at the expiration of the sublease.

                  (b)      The use for which the Premises may be sublet shall be
only for   lawful   office use in keeping with  the   general   character of the
Building.

                  (c)      THIS SECTION INTENTIONALLY OMITTED.

                  (d)      Tenant  agrees  to   pay  to  Landlord,   on  demand,
all   reasonable  costs incurred by Landlord in connection  with any request  by
Tenant for Landlord's consent to any assignment or subletting.

                  (e) Any assignment or subletting shall not release Tenant of its liability under this Lease or permit any subsequent assignment, subletting or other prohibited act, unless specifically provided in such consent.
                  (f) Landlord may refuse to consent to an assignment or subletting for any of the following reasons (i) lack of credit worthiness of proposed assignee or subtenant (regardless of Tenant's credit) (ii) a proposed use other than that permitted hereunder (iii) previous unsatisfactory experience with proposed assignee or subtenant (iv) proposed division of Premises into less marketable size (v) defaults of Tenant hereunder or (vi) less than one year remaining on this lease term or (vii) any other reasonable basis.

         18. Waiver of Claims and Indemnity. To the extent not prohibited by law, Tenant releases Landlord, its partners, and their respective agents and employees and their successors and assigns from, and waives all claims for, damage or injury to person or property sustained by Tenant its successors and assigns resulting from the Site, the Building or Premises or any part of any of them or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Site, the Building, or the Premises or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Site or the Building, or of any other person, including Landlord's agents and employees. This Section 18 shall include but not be limited to, the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-conditioning and/or electrical equipment, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, or injury whether to the Premises or to the Building or any part thereof, or whether to Landlord or to other tenants in the Building, results from any act or neglect of Tenant, its employees, agents, invitees and customers, Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, reimburse Landlord forthwith for the total cost of such repairs. Tenant shall not be liable for any damage caused by its act or neglect if Landlord or a tenant has recovered the full amount of the damage from insurance and the insurance company has waived its right of subrogation against Tenant.

                  Tenant agrees to indemnify and save Landlord, its partners and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Tenant's occupancy of the Premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the Premises. In case of any action or proceeding brought against Landlord, its partners or their respective agents or employees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

                  Landlord agrees to indemnify and save Tenant, its partners and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Landlord's letting of the Premises to Tenant or from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease, or from any act or negligence of Landlord, its agents, servants, employees or invitees, in or about the Premises. In case of any action or proceeding brought against Tenant, its partners or their respective agents or employees by reason of any such claim, upon notice from Tenant, Landlord covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant.

         19. Subordination. At anytime prior to or during the Lease term Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (either hereinafter referred to as the "Mortgage") constituting a lien against the Building, the Site or any interest therein, and may sell and lease back the Site. This Lease shall, at the option of any such mortgagee, be subject and subordinate at all times to the lien of any such Mortgage. Tenant shall execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such Mortgage or party secured or proposed mortgagee or party proposed to be secured. Should any Mortgage affecting the Building or the Site be foreclosed or if any ground or underlying lease be terminated the liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building or Site and such liability shall not continue or survive after further transfer of ownership.

         20. Estoppel Certificate. Tenant agrees at any time and from time to time upon not less than 10 days prior written request by Landlord to execute, acknowledge and deliver to Landlord a statement in writing as attached hereto as Exhibit D (or in any other form which Landlord reasonably requests) certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), (b) the dates to which the basic rent and other charges have been paid in advance, if any, and (c) all of the defaults of Landlord hereunder, if any, (and if there are no defaults of Landlord a statement to that effect) it being intended that any such statement delivered pursuant to this Section 20 may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Site and/or by party interested in the Site or any part thereof. Specifically, Tenant upon notice as aforesaid from Landlord agrees to execute and deliver to Landlord an estoppel certificate in the form attached hereto and made a part hereof as Exhibit D; or at Landlord's election and upon such notice to Tenant any other similar document setting forth the information described in the preceding paragraph and/or said Exhibit D and any other information reasonably required by Landlord to effectuate the purpose of selling, financing, the Site or otherwise dealing with the same in a commercially reasonable manner.

         21.      Certain  Rights  Reserved to Landlord.  Landlord  reserves and
may exercise   the following    rights   without affecting Tenant's  obligations
hereunder:

                  (a)      to change the name or street address of the Building;

                  (b)      to  install  and  maintain  a sign or signs  on   the
interior or exterior of the Building;

                  (c)      to have access for  Landlord  and the other   tenants
of the  Building to any mail chutes   located on the Premises according to   the
rules of the United States Post Office;

                  (d) to designate all sources furnishing cleaning and/or janitorial and repair services, sign painting and lettering, ice, towels and toilet supplies, lamps and bulbs used on the Premises;

                  (e)      to decorate,  remodel,  repair,  alter or   otherwise
prepare the Premises for reoccupancy if Tenant vacates the Premises prior to the expiration of the term; and is in default hereunder;

                  (f)      to retain at all times pass keys to the Premises;

                  (g)      to  grant  to  anyone the  exclusive right to conduct
any   particular   business or  undertaking in the Building other than   that of
Tenant;

                  (h)      to exhibit the Premises to others during the last six
(6) months of the Term;

                  (i) to close the Building after regular working hours and on the legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building;

                  (j) to approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Premises only at such times and in such manner as Landlord
shall   direct  and  in  all  events   however,   at  Tenant's   sole  risk  and
responsibility;
                  (k) to take any and all measures, including inspection, repairs, alterations, decorations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises, the Building, the Site or Landlord's interests, or as may be reasonably necessary or desirable in the operation of the Building.
                  Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant's obligations hereunder.

         22. Holding Over. In the event Tenant remains in possession of the Premises after the expiration of the term of this Lease, or any extensions hereof without the written consent of Landlord, Tenant shall then be obligated to pay double the rate of the then current Base Rent including all adjustments and all other sums then payable hereunder, in equal installments on the first day of each calendar month for so long as Landlord is kept out of possession of the Premises. No such payment, nor the acceptance thereof shall in any way constitute a waiver of the rights of Landlord to dispossess Tenant and recover possession of the Premises and the just and former estate of Landlord and to bring any action for damages suffered by Landlord on account of Tenant's failure to vacate the Premises.

                  At the election of Landlord expressed in a written notice to Tenant, and not otherwise, such retention of possession shall constitute a renewal of this Lease for a term of one (1) year. The provisions of this Section 22 do not exclude Landlord's rights of re-entry or any other right reserved hereunder.

         23.      Landlord's   Remedies.   All rights and remedies  of  Landlord
herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law or provided elsewhere in this Lease.

                  (a) If Tenant defaults in the payment of rent, if Tenant defaults in the prompt and full performance of any other provisions of this Lease, and Tenant does not cure the default within 10 days after written demand by Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) or if the leasehold interest of Tenant be levied upon under execution or be attached by process of law, or if any petition shall be filed by or against Tenant to declare Tenant bankrupt or to delay, deduce or modify Tenant's capital structure (and if filed against Tenant such petition shall not be dismissed within 30 days) or if Tenant be declared insolvent according to law, or if Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts, or if a receiver be appointed for any property of Tenant, or if Tenant abandons or surrenders the Premises, then and in any such event Landlord may, if Landlord so elects but not otherwise, treat the occurrence of anyone or more of the foregoing events as a default hereunder and with or without notice of such election, and with or without any demand whatsoever, either forthwith terminate this Lease and Tenant's rights to possession of the Premises or, without terminating this Lease, forthwith terminate Tenant's right to possession of the Premises.

                  (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant to the fullest extent permitted by law thereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law.

                  (c) If Landlord elects to terminate Tenant's right to possession only, without terminating the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as in Subsection (c) of this
Section 22 provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, form Tenant's obligation to pay the rent hereunder for the full term, and in any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent specified in Section 1 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, Landlord may, but need not, relet Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent and additional rent reserved in this Lease, all other monies to be paid by Tenant, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

                  (d) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at risk, cost and expense of Tenant, and except strictly as required by law Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Tenant agrees that to the fullest extent permitted by law any such property of Tenant not retaken from storage by Tenant within 10 days after the end of the term, however terminated, may be disposed of by Landlord in any manner whatsoever including without limitation, the sale, scrapping and/or destruction thereof without any further obligation to Tenant and shall pay to Landlord, promptly in demand the reasonable expenses of such disposal.

                  (e) Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the Premises and relet the same under order of court.

                  (f) Landlord to the fullest extent permitted by law shall have a lien for the payment of rent, additional rent and all other monies to be paid by Tenant to Landlord hereunder, upon all of the goods, wares, chattels, fixtures, furniture and other property of Tenant which may be in or upon the Premises, the Building or the Site. Tenant hereby specifically to the fullest extent permitted by law waives any and all exemptions allowed by law, and such lien may be enforced upon the non-payment of any installment of Base Rent, additional rent, or other monies due and payable hereunder by the taking and selling of such property, subject to at least 10 days advance written notice, or such lien may be enforced in any other lawful manner at the option of Landlord.

                  (g) Tenant shall pay upon demand all Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

                  (h) If Tenant defaults in the performance of any of its obligations under this lease, including without limitation, its obligations under Section 10 hereof, then Landlord or any mortgagee or ground lessor under a Mortgage or ground lease described in Section 19 hereof, may, but need not, cure such default, and Tenant shall pay to Landlord or such mortgagee or ground lessor, as the case may be, the cost thereof forthwith upon being billed for same.

         24. Default Under Other Lease. If the term of any lease, other than this Lease, made by Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease forthwith by notice to Tenant.

         25. Surrender of Possession. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property except as otherwise provided in Section 11.

                  If Tenant does not remove its property of every kind and description from the Premises prior to the termination of the Lease, however ended, and Landlord shall not have requested the removal of same by Tenant pursuant to Section 11 hereof, Tenant at Landlord's election to be evidenced by written notice to Tenant within 10 days after the termination of the Term, but not otherwise shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant and Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand.

                  In the event Landlord does not so elect to compel conveyance of such property, Landlord may dispose of such property in any manner whatsoever to the fullest extent permitted by law, including, without limitation, the sale, scrapping, and/or destruction thereof without further obligation to Tenant and Tenant shall pay to Landlord, promptly on demand, the reasonable expenses of such disposal.

                  Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         26.      Notices.  Notices shall be in writing.  The time of    mailing
shall be the time of the notice.

                  (a)      Notices  shall   be  effectively  served by  Landlord
upon Tenant by forwarding through Certified or Registered Mail, postage prepaid, to Tenant at the Premises or by hand delivery to the Premises.

                  (b)      Notice   shall be   effectively served by Tenant upon
Landlord   when  addressed  to  Landlord  and   served   by  forwarding  through
Certified  or Registered Mail, postage prepaid, to Landlord at:

                  Greenstar, LLC
                  c/o  DSI Partners
                  Suite 200
                  Chain Bridge Road
                  McLean, VA  22101

                           and

                  Maxwell Associates, Inc.
                  P. O. Box 9905
                  Greensboro, NC  27429

                  with a copy to:

                  Marc L. Isaacson, Esq.
                  Isaacson & Isaacson
                  P. O. Box 1888
                  Greensboro, NC  27402

         27.      THIS SECTION INTENTIONALLY OMITTED.

         28. Security Deposit. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of the Lease including, but not limited to, payment of the Base Rent and/or additional rent and any other monies payable by Tenant hereunder, Landlord may use, apply, or retain the whole or any part of the security so deposited for the payment of any such rent or other payment in default, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have occurred before or after any re-entry by Landlord. If any of the security shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the security to the original amount required to be deposited. If Tenant shall fully and faithfully comply with all terms, provisions, covenants, and conditions of this Lease, the security, or any balance thereof, shall be returned to Tenant promptly after the last of the following to occur:

                  (a) the time fixed as the expiration of the term of this Lease;

                  (b)      the removal of Tenant from the Premises;

                  (c)      the surrender of the Premises by Tenant to   Landlord
in accordance with this Lease; and

                  (d) the time required for the rent adjustments and other amounts due pursuant to the Lease to have been computed by Landlord and paid by Tenant.

                  Except as otherwise required by law, Tenant shall not be entitled to any interest in the aforesaid security. In the absence of evidence satisfactory to Landlord of an assignment or the right to receive the security or the remaining balance thereof, Landlord may return the security to the original Tenant, regardless of one or more assignments of this Lease.

                  Tenant hereby agrees not to look to any mortgagee, as mortgagee, mortgagee in possession or successor in title to the Building and/or Site for accountability for any security deposit required by Landlord or any successor Landlord, unless such sums have actually been received by said mortgagee as security for Tenant's performance under this Lease.

         29. Covenant Against Liens. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Site, Building, or Premises. Any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Site, Building, or Premises, with respect to work or services claimed to have been performed for, or materials claimed to have been furnished to Tenant or the Premises, and in case of any such lien attaching, Tenant covenants and agrees immediately to cause it to be released and removed of record.

         30.       Miscellaneous.

                  (a) No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

                  (b) No waiver of any default by Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

                  (c) The words "Landlord" and "Tenant" wherever used in the Lease shall be construed to mean plural where necessary and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

                  (d) Each provision hereof shall extend to and shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

                  (e) Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument does not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

                  (f) All amounts (unless otherwise provided herein), and other than the Base Rent owed by Tenant to Landlord hereunder shall be deemed additional rent and be paid within thirty (30) days from the date Landlord renders statements of account therefor. All such amounts (including Base Rent) shall bear interest from ten (10) days after the date due until the date paid at the per annum rate five (5%) percent above the lowest Prime Rate at the Nations Bank in effect on the date due, or at the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower.

                  (g) All Exhibits and Schedules attached to this Lease are hereby made a part of this Lease as though inserted in this Lease.

                  (h) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

                  (i) If Tenant shall occupy the Premises prior to the beginning of the term of this Lease with Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as Tenant occupies the Premises.
                  (j) Should any mortgage, leasehold or otherwise, require a modification or modifications of this Lease, which modification or modifications will not bring about any increase cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

                  (k) Tenant and Landlord each represents to the other that it has dealt directly with and only with Maxwell Associates, Inc. as brokers in connection with this Lease, and that no other broker procured this Lease or is entitled to any commission in connection therewith and in the event either party has so hired another broker such hiring party shall indemnify, defend and hold forever harmless the other party from and against any claim by such hired broker and from and against any and all costs directly or indirectly arising out of any such hiring.

                  (l) Landlord's title is and always shall be paramount to the title of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber such title.


                  (m) The laws of the State of North Carolina shall govern the validity, performance and enforcement of this Lease.

                  (n) If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  (o) The obligation of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Site, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or other transferee that such purchaser, grantee, assignee or other transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                  (p) This Lease contains the entire agreement of the parties in regard to the premises. There are no oral agreements existing between them, and there shall be no oral changes. Neither Landlord nor any agent of Landlord has made any representations, warranties or promises with respect to the Premises, or the Building of which the premises is a part, or the Site on which the Building is located, or the use of any amenities or facilities, except as herein expressly set forth. Any agreement hereinafter made shall be ineffective to change, waive, modify, discharge or terminate it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, waiver, modification, discharge or termination is sought.

                  (q) Notwithstanding anything contained in this Lease to the contrary: Landlord's obligations hereunder shall be excused to the extent that and during such time as Landlord is prevented from discharging such obligations by Acts of God, strikes, material shortages or any other reason beyond Landlord's control; Tenant will not avail itself of any remedy provided at law or in equity until Landlord fails to cure any default on the part of Landlord within 30 days after its receipt of written notice of such default from Tenant; and Landlord and Tenant agree that in no event shall Landlord be liable to Tenant for any special, consequential or incidental damages.

                  (r)       Time is of the essence of this Lease.

         31.      Exculpation.  Neither   the  partners,   if   Landlord   is  a
partnership, or Members, if Landlord is a limited liability company, or if Landlord is a trustee of a trust, the beneficiaries of such trust, nor the shareholders (nor any of the partners comprising same) directors or officers of any of the foregoing (collectively, the "Parties") shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against the rest of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to the value of Landlord's interest in the Site and Tenant shall not look to the property or asset's of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform as such obligation.

         32. Resolution. Tenant shall contemporaneously with the execution and delivery of this Lease, also deliver to Landlord a copy of a resolution of the Board of Directors of Tenant, specifically authorizing those of Tenant's officers whose names are subscribed hereto to enter into this Lease with Landlord. Such resolution shall make reference to this Lease, the Premises, lease term and rental reserved, shall be duly certified to by the Secretary of said Board of Directors and shall be appended hereto as Schedule 1.

         33.  Exhibits and  Schedules.  The  following  Exhibits and   Schedules
are attached  hereto and expressly made a part hereof:

              Exhibit A: Description of Premises
              Exhibit B: Description of Site
              Exhibit C: Rules and Regulations
              Exhibit D: Estoppel Certificate
              Schedule 1: Tenant's Resolution

         IN WITNESS WHEREOF, the parties hereto have executed this   Lease   the
 date first above written.
                                   LANDLORD:

                                   GREENSTAR, L.L.C.

                                   By:   /s/ Rajai Fomot
                                        ----------------------------------------
                                        Manager


                                   TENANT:

                                   THE COLONIAL GROUP

                                   By:  /s/ Robert W. Burke
                                       -----------------------------------------
                                       Title: President
STATE OF NORTH CAROLINA

COUNTY OF GUILFORD


         I, Barbara J Marion, a Notary Public in and for the county and state aforesaid, certify that Rajai Fumot, personally came before me this day and acknowledged that he/she is a member/manager of Greenstar, L.L.C., a North Carolina limited liability company, and that by authority duly given and as the act of the limited liability company, the foregoing Lease was signed in its name by ______________________, member/manager of Greenstar, L.L.C.

         Witness   my  hand   and   official   seal   this   the   1st  day  of
November, 1995.

                                             /s/ Barbara J Marion
                                           -------------------------------------
                                                  Notary Public
My Commission Expires:
       6/8/98
-----------------------



STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

     I, Paige S Brewer, a Notary Public for the above State and County, do hereby certify that Robert W Burke personally appeared before me this day and acknowledged that he is Secretary of The Colonial Group, a North Carolina corporation, and that by authority duly given and as the act of the Corporation the foregoing Lease was signed in its name by its President, sealed with its corporate seal and attested by herself as its Secretary.

     Witness my hand and Notarial seal this the 22nd day of September, 1995.

                                             /s/ Paige S. Brewer
                                           ------------------------------------
                                                     Notary Public

My commission expires:
     11/12/2000
-----------------------

                                    EXHIBIT A

                             Description of Premises


         To be attached.





                                    EXHIBIT B

                               Description of Site


         To be attached.

                                    EXHIBIT C

                              RULES AND REGULATIONS

         1. Tenant will be provided  with a    suite  sign,  interior  directory
signage and monument signage indicative of lease square footage by Landlord. All monument signage shall be directed by the amount of square footage;

         2. Tenant shall not use the name of the Building or the Site for any purpose other than that of business address of Tenant, and shall never use any picture or likeness of the Building or the Site in any circulars, notices, advertisements or correspondence without Landlord's express consent in writing.

         3. Tenant shall not obstruct, or house for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building.

         4. No dog or other animal or bird shall be brought or permitted to be in the Building or on the Site or any part thereof, with the exception of seeing eye dogs. Bicycles and other vehicles are permitted in the parking areas and driveways only.

         5. Tenant shall not make any noise or odor in the Building or Site outside the Premises which is objectionable to the other tenants and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building or the Site.

         6. Tenant shall not install any musical instrument or equipment in the Building or any antennas, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior approval in writing by Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

         7. Tenant shall not waste water    in any manner  whatsoever  including
without limitation  the tying, wedging or   otherwise   fastening  open, of  any
faucet.

         8. No additional locks or similar devices shall be attached to any door. No keys for any door other than those provided by Landlord (8 entrance keys and 8 suite keys) shall be made. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises and shall make known to Landlord the explanation of all combination locks on safes, cabinets and vaults.


         9. Tenant shall be responsible for the locking of doors in and to the Premises. Any damage resulting from neglect of this clause shall be paid by Tenant.

        10. If Tenant desires telegraphic, telephonic, burglar alarm or signal service, Landlord will, upon request and at no additional cost to Landlord, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting or installation of wires or cables is permitted.

        11. Shades, draperies or other forms of inside window covering must be of such shape, color and material as are approved by Landlord.

        12. Tenant shall not overload any floor or any other structural component of the Building or the Site. Safes, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as Landlord shall direct and at Tenant's sole risk and responsibility. Tenant shall list all furniture, equipment and similar articles to be removed from the Building and the list must be approved at the Office of the Building or by a designated person before any such articles can be removed.

        13. Unless Landlord gives advance written consent in each and every instance, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosive or other articles hazardous to persons or property.

        14. Tenant shall not place or allow anything to be against or near the glass of partitions, doors or windows of the Premises which would be unsightly from the exterior of the Building, public halls or corridors.

        15. Tenant shall not install in the Premises any equipment which uses a extraordinary amount of electricity without the advance written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building and shall not use more than such safe capacity. Tenant, however, is allowed to install a dishwasher in the Premises.

        16. Tenant  may not  install  carpet  padding or carpet   by means  of a
mastic,  glue or  cement.  Such   installation shall be  by  tackless   strip or
double-faced tape only.


                                    EXHIBIT D

                           TENANT ESTOPPEL CERTIFICATE

Date:             __________________________, 199__

To:               _______________________________ ("Lender")

                  -------------------------------

From:             _______________________________ ("Tenant")

                  -------------------------------

Re:               _______________________________

                  _______________________________ (the "Property")

         The undersigned lessee (Tenant") under that certain lease dated _________, __, 199__ and amended ____________, 199__ ("Lease") by and between
________________,  as lessor  ("Landlord")  covering  premises commonly known as
___________________________ (the "Leased Premises") certifies the following as of the date hereof:

         1. Tenant is the lessee under the  Lease demising  the Leased Premises.
The term of  the   Lease  commenced on ___________, 199__ and  will   expire  on
______________, 199__.

         2. Tenant certifies to Lender that: (a) the Lease has been properly executed by Tenant and is presently in full force and effect without amendment or modification except as noted in the first paragraph; (b) the Leased Premises consists of __________ rentable square feet; (c) the current monthly rent is $__________; (d) all construction required by the Lease to be made by Landlord has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given; (e) no installment of rent under the Lease other than current monthly rent has been paid more than ___ days in advance nor are any installments of rent past due by ___ days or more; (f) Tenant is not in arrears on any rent or other charges payable by Tenant under the Lease; (g) Tenant has accepted and is occupying the Leased Premises; (h) the Lease has not been assigned nor the Leased Premises subleased by Tenant; (i) Landlord is not in default under the Lease and, to the Tenants' knowledge as of the date hereof; no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord; (j) Tenant has no existing defenses, offsets, liens, claims or credits against the rentals under the Lease or against the enforcement of the Lease by Landlord; (k) Tenant has not been granted any options to extend or terminate the term of the Lease earlier than the date specified in paragraph 1 or any rights of first refusal on any other space in the Property except as set forth in the Lease; (l) Tenant has not been granted any options nor rights of first refusal to purchase the Leased Premises or the Property; (m) Tenant has paid a security deposit of $__________ on which Landlord has no obligation to segregate or pay any interest; (n) Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Leased Premises or the Property; and (o) no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Leased Premises by Tenant.

         3. This certification is made with the knowledge that the Lender is about to provide Landlord with financing which shall be secured by a Deed of Trust, Security Agreement and Assignment of Rents, Leases and Contracts ("Mortgage") upon the Property. Tenant further acknowledges and agrees that Lender, Landlord and Lender's and Landlord's respective successors and assigns holding the Mortgage or the Property at any time after the date of this Certificate shall have the right to rely on the information contained in this Certificate.

         4. Tenant acknowledges that Landlord's interest under the Lease is being duly assigned to Lender as security for Lender's loan to the Landlord and that all rent payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease until the Tenant is notified otherwise in writing by Lender or its successors and assigns.

         5. Tenant agrees that if Lender shall succeed to the interest of Landlord under the Lease, Lender, its successors and assigns shall not be: liable for any prior act or omission of Landlord which is not continuing; or subject to any offsets or defenses which Tenant might have as to Landlord with respect to acts prior to such succession; or obligated to credit Tenant with any rent for any rental period beyond the then current month which Tenant might have paid Landlord; or bound by any material amendments or modifications of the Lease such as those affecting rent, term or permitted use made without Lender's prior written consent, other than exercise of rights, options or elections contained in the Lease; or liable for refund of all or any part of any security deposit to Tenant held by Landlord for any purpose unless such security deposit shall have been actually received by Lender. In such event, Lender's obligations shall be limited to the amount of the security deposit actually received by Lender, and Lender shall be entitled to all rights, privileges and benefits of Landlord set forth in the Lease with respect thereto.

         6. Tenant agrees to give Lender a copy of any notice of default served on the Landlord by certified mail, return receipt requested, with postage
prepaid,                     at                      __________________________,
______________________________________________.  If Landlord  fails to cure such default within the time provided in the Lease, Lender shall have the right, but not the obligation, to cure such default on behalf of Landlord within 30 calendar days after the time provided for in the Lease or within a reasonable period if such default cannot be cured within that time and Lender is proceeding with due diligence to cure such default. In such event Tenant shall not terminate the Lease while such remedies are being diligently pursued by Lender. Further, Tenant shall not, as to Lender, require cure of any such default which is not susceptible of cure by Lender.

         7. The    undersigned   is  authorized to execute this Tenant  Estoppel
Certificate on behalf of Tenant.



                                             TENANT:

                                             -----------------------------------

                                         By: ___________________________________